EXHIBIT 10.116

                             SUBSCRIPTION AGREEMENT

         This Subscription Agreement (the "Agreement") is entered into and effective as of the ___ day of June, 2001, by and between Netgateway, Inc., a Delaware corporation (the "Company"), and the person or entity listed on the signature page attached hereto (the "Investor").

SECTION 1
                              SUBSCRIPTION AND SALE

1.1 Subscription and Sale. The Investor hereby irrevocably subscribes for and irrevocably agrees to purchase from the Company, and the Company shall issue and sell to the Investor, the number of shares (the "Shares") of common stock of the Company, par value $.001 per share (the "Common Stock") for which the Investor has subscribed as set forth below and which the Company has agreed to sell, on the terms and subject to the conditions set forth in this Agreement.

1.2 Purchase Price. In full consideration of the issuance by the Company of the Shares, the Investor shall pay and deliver to the Company cash or other immediately available funds in an amount equal to the number of Shares multiplied by fifty cents (U.S. $.50) (the "Purchase Price").

1.3 Closing. The purchase and sale of the Shares and the consummation of the other transactions contemplated by this Agreement (the "Closing") shall occur at the offices of the Company, at 10:00 a.m., local time, on the date of the Agreement (the "Closing Date").

1.4 Deliveries. At the Closing, the Company shall deliver or cause to be delivered to the Investor a certificate or certificates representing the Shares being sold by the Company to the Investor hereunder, and the Investor shall deliver or cause to be delivered to the Company the Purchase Price payable by the Investor and all of the documents, if any, required to be delivered by the Investor pursuant to this Agreement.

1.5 Acceptance of Subscription. The Investor understands and agrees that the Company and any Placement Agent, if involved, in their sole discretion reserve the right to accept or reject this or any other subscription in whole or in part, notwithstanding prior receipt by the Investor or notice of acceptance. If the Investor's subscription for Shares is rejected by the Company or any Placement Agent involved in whole or in part, the Company shall promptly return all funds received from the Investor, without interest, and this Agreement shall be of no further force and effect.

SECTION 2
                         REPRESENTATIONS, WARRANTIES AND
                       CERTAIN AGREEMENTS OF THE INVESTOR

         The Investor hereby represents and warrants to, and covenants and agrees with, the Company, with the understanding that the Company and any Placement Agent are relying on the accuracy and completeness of such representations, warranties and covenants in complying with federal and state securities laws and in entering into this Agreement, that:

2.1 Binding Transaction. The Investor has full power and authority (and if a corporation, full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Investor, enforceable in accordance with its terms and conditions. The Investor further acknowledges that the Investor may not, except as may be specifically permitted by law, cancel, terminate or revoke this Agreement, and that this Agreement shall survive the death or disability of the Investor and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Investor is more than one person, the obligations of the Investor shall be joint and several and the agreements, representations, warranties and acknowledgements herein contained shall be deemed to be made by and binding upon each of such persons and their heirs executors, administrators, successors, legal representatives and permitted assigns.

2.2 Noncontravention. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (i) conflict with or result in a breach or violation of any term or provision of, or constitute a default under (with or without notice or passage of time, or both), or otherwise give any person a basis for accelerated or increased rights or termination or nonperformance under, any indenture, mortgage, deed of trust, loan or credit agreement, lease, license or other agreement or instrument to which the Investor is a party or by which the Investor is bound or affected or to which any of the property or assets of the Investor is bound or affected, (ii) if the Investor is an entity, result in the violation of the provisions of the Investor's charter, bylaws or other constructing documents, or any legal requirement applicable to or binding upon it, (iii) result in the creation or imposition of any lien upon any property or asset of the Investor or (iv) otherwise materially adversely affect the contractual or other legal rights or privileges of the Investor.

2.3 Receipt of Information. The Investor has received from the Company and reviewed the filings made by the Company with the Securities and Exchange Commission, including, without limitation, the Company's Annual Report on Form 10-K filed on September 22, 2000, Quarterly Reports on Form 10-Q filed on November 22, 2000, February 14, 2001 and May 15, 2001 and Current Reports on Form 8-K filed on November 21, 2000, December 19, 2000, January 9, 2001, January 16, 2001,
                           January 22, 2001, January 31, 2001, February 14, 2001, March 9, 2001 and April 13, 2001, including the Exhibits thereto (together, the "SEC Filings"). The Investor has received from the Company, and has reviewed, the supplemental information on the Supplemental Disclosure Statement attached hereto as Exhibit A (the "Supplemental Disclosure Statement") and the materials under the heading Business Description And Management elsewhere in these Subscription Materials (the "Additional Company Information"). The Investor has received all the information which it has requested and which it considers necessary or appropriate to decide whether to purchase the Shares to be purchased by it hereunder. The Investor has had an opportunity to ask questions and receive answers from the Company and its officers and directors regarding the Company, the financial statements of the Company, the Supplemental Disclosure Statement, the SEC filings, Additional Company Information and the terms and conditions of the offering of the Shares. Neither the Investor nor its investment advisors, legal counsel or accountants ("Investment Advisors") have been furnished any offering literature on which it has relied other than the SEC Filings, Additional Company Information and Supplemental Disclosure Statement, and the Investor and its investment advisors have relied only on the SEC Filings, Additional Company Information and
                           Supplemental Disclosure Statement, and the information furnished or made available to them by the Company. At no time was the Investor presented with or solicited by any leaflet, public promotion meeting, newspaper or magazine article, radio, television or Internet advertisement or any other form of general advertising or general solicitation.

2.4 Investment Intent. The Investor is acquiring the Shares for investment purposes only, for its own account and not as a nominee or agent for any other person, and not with a view to or for resale in connection with any distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Act"), and that the Investor has no present intention of selling granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person with respect to the Shares to be purchased by the Investor.

2.5 ERISA. If this subscription is being made on behalf of an employee benefit plan or for a person's individual retirement account, to the best of the knowledge of the person executing this Agreement (i) neither the Company nor any of its affiliates is a fiduciary within the meaning of Section 3(21) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), with respect to such plan or account, (ii) the Company is not a "party-in-interest" or a "disqualified person" as defined in ERISA Section 3(14) and Section 4975(e)(2) of the Internal Revenue Code of 1986, respectively, with respect to such plan or account, (iii) the person executing this subscription has taken into account the requirements of prudence, diversification and other fiduciary responsibilities contained in
                           ERISA, to the extent applicable and (iv) is permissible under the documents and instruments governing such plan.

2.6 Accredited Investor. The information provided by the Investor in Exhibit B or C hereto, as the case may be, is accurate and complete and the Investor agrees to notify the Company immediately if any material change to any of this information occurs before the acceptance of the Investor's subscription. The Investor is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission under the Act.

2.7 Investment Experience and Nature of Investment. The Investor has experience as an investor in securities of companies in the development stage and in the turn-around/restructuring stage and acknowledges that it has no need for liquidity in the Shares, is fully able to bear the economic risk of making an investment in the Shares for an indefinite period of time, has sufficient net worth and means of providing for the Investor's current needs and contingencies to sustain a complete loss of Investor's investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating, and has evaluated, the merits and risks of this investment in the Shares. The Investor also represents that it has not been organized for the purpose of acquiring the Shares and that the amount of this investment does not exceed 10% of such Investor's net worth. The Investor understands, acknowledges, agrees and is aware that there are significant risks associated with an investment in the Shares including without limitation those discussed under the heading "Risk Factors" in the Supplemental Disclosure Statement, that no federal or state agency has passed upon the Shares or the Supplemental Disclosure Statement, or made any finding or determination as to the fairness of this investment and that the Shares are highly speculative investments which involve a high degree of risk.

2.8 Restricted Securities. The Investor understands that the Shares have not been registered under the Act or under the laws of any jurisdiction; and that a registration statement for a public offering of common stock by the Company was filed and withdrawn, effective as of February 3, 2001. The Investor understands that as purchaser in this offering it will not have the protection of Section 11 of the Act. The Investor understands that the Shares are characterized as "restricted securities" under the Act inasmuch as they are being acquired from the
                           Company in a transaction not involving a public offering and that under the Act and applicable laws of other jurisdictions and applicable regulations thereunder such Shares may be resold without registration under the Act and applicable laws of other jurisdictions only in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144 promulgated under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act. The Investor acknowledges that its investment in the Shares may be an illiquid investment requiring the Investor to bear the economic risk of the investment for an indefinite period of time, that this Agreement contains significant additional restriction on transfer and that the Company may not always be able to comply with the requirements of Rule 144. The Investor further acknowledges that, until such time as the Company registers the Shares under the Securities Act, then the Shares issued hereunder shall continue to be "Restricted Securities."

2.9 Residence or Place of Business. The residence or principal place of business address of the Investor set forth on the signature page hereto is the Investor's true and correct residence or principal place of business and is the only jurisdiction in which an offer to sell the Shares was made to such Purchaser and the Investor has no present intention of moving its principal place of business to or of
                           becoming   a   resident   of  any   other   state  or
                           jurisdiction.

SECTION 3
                        TRANSFER AND REGISTRATION RIGHTS

3.1 Limitations on Disposition. The Investor agrees not to make any disposition of all or any portion of the Shares unless and until:

                           (a) there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                           (b) (i) the Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) the Investor shall have furnished the Company with an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, that such disposition will not require registration of the Shares under the Act.

3.2 Legends. The Investor acknowledges and understands that the certificates evidencing the Shares may bear the legend set forth below (or substantially equivalent legends), together with other legends required by the laws of the State of Delaware or any other state:

                           THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legends (except a certificate issued upon the completion of a public distribution of the Shares represented thereby) shall also bear such legends. The legend set forth above shall be removed by the Company from any certificate evidencing the Shares upon delivery to the Company of an opinion by counsel, which opinion and counsel shall be reasonably satisfactory to the Company, that a registration statement under the Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Shares were issued.

3.3      Registration Rights.
         -------------------

(a) The Company shall prepare and file with the Commission by September 30, 2001, a registration statement relating to the offer and sale of the Shares acquired by the Investors under this Agreement and Shares issued to other persons by the Company and shall use its reasonable efforts to cause the Securities and Exchange Commission (the "Commission") to declare such registration statement effective under the Act as promptly as practicable. The Company shall promptly notify the Investor when and if it receives any comments from the Commission on the registration statement. At such time after the filing of the registration statement pursuant to this
                           Section 3.3(a) as the Commission indicates, either orally or in writing, that it has no further comments with respect to such registration statement or that it is willing to entertain appropriate requests for acceleration of effectiveness of such registration statement, the Company shall promptly request that the effectiveness of such registration statement be accelerated within 48 hours of the Commission's receipt of such request. The Company shall notify the Investor by written notice that such registration statement has been declared effective by the Commission promptly after such declaration by the Commission. To the extent the Investor's Shares are not included in such registration, for any reason, such Shares shall be subject to Section 3.6(a). The Company shall have the right to terminate or withdraw any registration initiated by it under this Section
                           3.3 prior to the effectiveness of such registration, whether or not the Investor has elected to include securities in such registration.

(b) In the case of each registration, qualification or compliance effected by the Company pursuant to this Section, the Company will keep the Investor advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

(i) use its reasonable efforts to cause such registration statement to become and remain effective until the second anniversary of the date of this Agreement or until the distribution described in the registration statement has been completed; and

(ii) furnish to the Investors participating in such registration such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as the Investors may reasonably request in order to facilitate the public offering of such securities.

Expenses of registration pursuant to this Section 3.3 shall be borne by the Company. Unless otherwise stated, all other selling expenses relating to securities registered on behalf of the holders thereof shall be borne by the holders of the registered securities included in such registration pro rata on the basis of the number of shares so registered.

(c) The Investor shall promptly furnish to the Company such information regarding the Investor, the Shares held by it and the distribution proposed by the Investor as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 3.3. The Investor agrees to cooperate with the Company in connection with the Company's obligations under this Article 3. If at least three business days prior to the anticipated filing date of a registration statement, the Company has not received all requested information from the Investor then the Company may file the registration statement without including such Investor's shares, have no further obligations to the Investors and such Investor's Shares shall be subject to Section 3.6(a).

(d) The Investor agrees that, upon receipt of any notice from the Company of the occurrence necessary of any event, as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein in order to make the statement therein, in light of the circumstances under which they were made, not misleading, or if the Commission should issue a stop order or suspend the effectiveness of the registration statement, it shall immediately discontinue its disposition of Shares pursuant to the registration statement covering such Shares until such Investor's receipt of copies of a supplemented or amended Prospectus and, if so directed by the company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Shares current at the time of receipt of such notice.

3.4      Indemnification.
         ---------------

(a) The Company will indemnify the Investor, each of its officers and directors and partners, and each person controlling the Investor within the meaning of
                           Section 15 of the Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 3, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse the Investor, each of its officers and directors, and each person controlling the Investor, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, as such expenses are incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by the Investor, controlling person or underwriter and stated to be specifically for use therein.

(b) The Investor will, if Shares held by the Investor are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each person who controls the Company within the meaning of Section 15 of the Securities Act, and each other person whose shares are included in the registration statement, each of its officers and directors and each person controlling such person within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Company, such persons, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such holder and stated to be specifically for use therein.

(c)                        Each party  entitled  to  indemnification  under this
                           Section 3.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
                           Section 3.4 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

3.5 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Shares to the public without registration, the Company agrees to use its reasonable efforts to:

(a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Act;

(b) File with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

(c) So long as the Investor owns any registrable securities, to furnish to the Investor forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing the Investor to sell any such securities without registration.

3.6      Market Standoff Agreement.
         -------------------------

(a) In the event the Investor elects not to participate in the registration contemplated by this Article 3 the Investor agrees until the second anniversary of this Agreement that it will not offer, sell, contract to sell, make any short sale of, loan, grant any option for the purchase of, pledge, hypothecate, or otherwise dispose of, directly or indirectly, any of the Shares. In the event part of the Investor's shares are not included in such registration, for any reason, only such unincluded Shares shall be subject to this Section 3.6(a).

(b) To the extent the Investor elects to participate in the registration contemplated by this Article 3, the Investor agrees that during a period of twelve (12) months commencing on the effective date of the registration statement for such registration, the Investor will not offer, sell, make any short sale of, loan, grant any option for the purchase of, pledge, hypothecate, or otherwise dispose of, directly or indirectly, including, without limitation through such registration, more than five percent (5%) of the Shares acquired by it under this Agreement during any one month period and that all sales will be pursuant to such registration statement; provided, however, that, to the extent the Investor sells less than such maximum amount such unutilized permitted amount may be carried forward to successive months.

(c) The Investor agrees in connection with any registration of the Company's securities (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan) that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to offer, sell, contract to sell, make any short sale of, loan, grant any option for the purchase of, pledge, hypothecate, make any short sale of or otherwise dispose of, directly or indirectly, any of the Shares (other than those included in the registration) or other capital stock of the Company or securities exchangeable or convertible into capital stock of the Company without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days from the date of the final prospectus used in such registration, unless the managing underwriter and the Company determine that it is in the best interests of the Company in which case it may be extended for an period not to exceed an additional 180 days) as may be requested by the Company or such managing underwriters. The Investor agrees to enter into the underwriter's standard form of market standoff agreement to further evidence its obligations under this Section 3.6(c).

(d) The certificates for the Shares shall contain, for so long as the market standoff provisions contained in this Section 3.6 remain in place, a legend in substantially the following form:

                           THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER INCLUDING A MARKET STANDOFF AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL SHAREHOLDER THAT PROHIBITS SALE OR TRANSFER OF SUCH SHARES FOR A PERIOD OF UP TO 180 DAYS FOLLOWING THE DATE OF THE FINAL PROSPECTUS FOR THE INITIAL PUBLIC OFFERING OF THE ISSUER'S COMMON STOCK. A COPY OF THE AGREEMENT IS ON FILE WITH THE SECRETARY OF THE ISSUER.

         In order to enable the Company to enforce the aforesaid restrictions on transfer, the Investor hereby agrees that the Company may impose stop-transfer instructions with respect to the securities of the Company owned beneficially or of record by the Investor.

SECTION 4
                               GENERAL PROVISIONS

4.1 Access to Records. The Company has given the Investor, its counsel, agents, accountants and representatives reasonable access during normal business hours during the period prior to the Closing, to all of the Company's officers, directors, properties, books, contracts, commitments and records relating to the Company, and has furnished the
                           Investor or made available to the Investor at the Company's offices during such period all information concerning the business as the Investor has requested.

4.2 Survival of Representations and Warranties. The representations, warranties and covenants made herein by the Investor and in any document or certificate delivered by the Investor pursuant to this Agreement shall be deemed to have been relied upon by the Company, shall survive until the expiration of the applicable statute of limitations, or any extensions thereof, and shall be and continue in effect notwithstanding any investigation made by any party.

4.3 Indemnification. The Investor agrees to indemnify and hold harmless the Company, its officers, managers, members, employees, agents and affiliates against any and all loss, liability, claim, damage and expense whatsoever (including without limitation any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant agreement made by the Investor herein or in any other document furnished by the Investor to any of the foregoing in connection with this transaction.

4.4 Governing Law. The rights and obligations of the parties pursuant to this Agreement shall be governed by and construed in accordance with the laws of the State of Utah, without giving effect to any choice or conflict of law rule or provision (whether of the State of Utah or other jurisdiction) which would cause the application of any law or rule other than of the State of Utah.

4.5 Waiver; Remedies. No failure on the part of any party to exercise, and no delay in exercising a right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege, and no waiver whatever shall be valid, unless in writing signed by the other party or parties to be charged and then only to the extent specifically set forth in such writing. All remedies, rights, powers and privileges, either under this Agreement or by law or otherwise afforded to the parties to this Agreement, shall be cumulative and shall not be exclusive of any remedies, rights, powers and privileges provided by law. Each party hereto may exercise all such remedies afforded to it in any order of priority.

4.6 Notices. Any notice required or permitted under this Agreement shall be in writing and sufficient if delivered personally, by facsimile or mailed by registered or certified mail, postage prepaid and return receipt requested, addressed to the appropriate recipient, or at such other address as the recipient shall designate by written notice, as herein provided, from time to time as follows:

         If to the Investor:                          If to the Company:
         The address set forth on the                 Netgateway, Inc.
         signature pagehereto                         754 East Technology Avenue
                                                      Orem, Utah 84097

         Any notice which is personally delivered or delivered by facsimile shall be deemed effective upon the date of delivery (or refusal to accept delivery). Any notice which is mailed shall be deemed delivered on the second day after mailing.

4.7 Successors. This Agreement shall be binding upon and inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties. The provisions of this Agreement shall be binding upon all subsequent holders of the Shares who acquire the Shares, directly or indirectly from the Investor in a transaction or series of transactions not involving a public offering. No party shall delegate its or their duties or obligations hereunder without the written consent of the other parties, which consent shall not be unreasonably withheld.

4.8 Severability. Should any term or provision of this Agreement or the application thereof to any circumstance, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable such term or provision in any other jurisdiction, the remaining terms and provision of this Agreement or the application of such terms and provisions to circumstances other than those as to which it is held invalid or unenforceable.

4.9 Expenses. Except as otherwise expressly provided herein, the parties shall bear their own expenses, including the fees and expenses of any attorneys, accountants or others engaged by them incurred in connection with this Agreement and the transaction contemplated hereby.

4.10 Entire Agreement. This Agreement, together with its exhibits, constitutes the entire agreement among the parties pertaining to the subject matter herein and supersedes all prior and contemporaneous agreements, representation and understandings of the parties in connection with the transactions contemplated hereby. No supplement, modification or amendment shall be binding unless executed in writing by all parties.

4.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be considered an original instrument and all of which together shall be considered one and the same agreement. Delivery and receipt of executed pages by facsimile transmission shall constitute effective and binding execution and delivery of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have signed or caused this Agreement to be signed in their respective names as of the day and date first above written.

SECURITIES

Number of shares subscribed for _______

multiplied by $.50 per Share equals: $_____________________

(amount of immediately available funds to be transferred herewith)

-----------------------------------------------------------------------
Please PRINT the exact name(s)(registration) Purchaser(s) desire(s)for the Shares

(-----) --------------------------------
Telephone No.

-------------------------
Social Security or Tax I.D. Number

-------------------------
Date of Birth

------------------------------------------------------------------------
Street Address

------------------------------------------------------------------------
City State Zip


 -------------------------------------------------------------------------------
NETGATEWAY, INC.                           INVESTOR


By: _________________________________      _____________________________________
Name: _______________________________       Print Name:_________________________
Title: ______________________________
--------------------------------------------------------------------------------

                                 SPOUSAL CONSENT

         The   undersigned  is  the  spouse  of  the  aforesaid   Purchaser  and
acknowledges that he/she has read the foregoing Subscription Agreement and related Purchaser Questionnaire ("Agreement") and understands its provisions. The undersigned is aware that, by the provisions of the Agreement, he/she and his/her spouse have agreed to purchase Shares in the Company, in accordance with the terms and provisions of the Agreement. The undersigned hereby expressly approves and agrees to be bound by the provisions of the Agreement in its entirety, including, but not limited to, those provisions relating to the Purchase of Shares and the restrictions thereon.


Dated: _______________, 2001        By:___________________________________
                                      Name:

                      SUPPLEMENT TO SUBSCRIPTION AGREEMENT
                     AND CONFIDENTIAL PURCHASER QUESTIONAIRE

         This Supplement to the Subscription Agreement and Confidential Purchaser Questionnaire (the "Supplement") is entered into on June __, 2001 simultaneously with the execution of the Subscription Agreement and Confidential Purchaser Questionnaire (the "Subscription Agreement") between Netgateway, Inc., a Delaware company, and the person or entity listed on the signature page hereto (the "Investor"). Terms used herein with initial capital letters and not defined herein shall have the meanings assigned to them in the Subscription Agreement.

         Whereas, the Company has changed the offering price per Share from $.50 per to $.30; and

         Whereas certain of the information contained in the Subscription Agreement is to be modified and updated in connection with that change.

         Now, therefore, in consideration of the foregoing premises and of the mutual covenants and agreements contained herein and the Subscription Agreement and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. The parties confirm that the Investor is acquiring a total of ______________ Shares at a purchase price of $.30 per Share for a total consideration of $__________________.

         2. Section 1.2 of the Subscription Agreement is amended to read in its entirety as follows:

                  1.2 Purchase Price. "In full consideration of the issuance by the Company of the Shares, the Investor shall pay and deliver to the Company cash or other immediately available funds in an amount equal to the number of Shares multiplied by thirty cents ($.30) (the "Purchase Price").

         3. The signature page of the Subscription Agreement is amended to replace the words "multiplied by $.50 per Share equal" with the words "multiplied by $.30 per Share equal".

         4. The Investor acknowledges the following modifications to the Supplemental Disclosure Statement attached to the Subscription Agreement as Exhibit A:

     o Section 2 Use of Proceeds. This section is amended to change the entry for the use of proceeds for working capital from $910,000 to $455,000 and to amend the fourth and fifth sentences thereof to read as follows "The warrants have an exercise price of $___ per share and a term of four years. Assuming that 6,666,667 shares of common stock are sold in this offering at $.30 per share, and costs and expenses associated with this offering of $15,000, the Company will receive $1,805,000 of net proceeds.

     o Section 4 Forward Looking Statements and Risk Factors. The risk factor captioned CERTAIN REGISTRATION RIGHTS AND FUTURE SALES OF COMMON STOCK BY OUR EXISTING SECURITYHOLDERS COULD ADVERSELY AFFECT OUR STOCK PRICE AND ABILITY TO RAISE CAPITAL BY ISSUING STOCK is amended in its entirety to read as follows.

                  We have entered into registration rights agreements pursuant to which certain holders of our common stock, warrants to purchase our common stock and holders of notes and a debenture convertible into our common stock have been granted rights, under various circumstances, to have such common stock registered for sale in accordance with the registration requirements of the Securities Act. Approximately 14,000,000 shares, in addition to the shares to be offered in this offering and the shares required to be registered with respect to the King William convertible debenture, are potentially registrable. In addition, 5,049,657 shares of our common stock issuable upon the exercise of stock options granted under our stock option plans will be eligible for resale in the public market from time to time subject to vesting. Such a registration statement and sales may have a material adverse effect on the market price of our common stock and ability to raise capital by issuing additional shares because of the increased number of free trading shares of our common stock in the market.

         5. This Supplement, together with the Subscription Agreement and its exhibits, constitutes the entire agreement among the parties pertaining to the subject matter herein and supersedes all prior and contemporaneous agreements, representation and understandings of the parties in connection therewith. No supplement, modification or amendment shall be binding unless executed in writing by all parties. This Supplement may be executed in one or more counterparts, each of which shall be considered an original instrument and all of which together shall be considered one and the same agreement. Delivery and receipt of executed pages by facsimile transmission shall constitute effective and binding execution and delivery of this Supplement. The rights and obligations of the parties pursuant to this Supplement shall be governed by and construed in accordance with the laws of the State of Utah, without giving effect to any choice or conflict of law rule or provision (whether of the State of Utah or other jurisdiction) which would cause the application of any law or rule other than of the State of Utah.

         IN WITNESS WHEREOF, the parties hereto have signed or caused this Supplement to be signed in their respective names as of the day and date first above written.

NETGATEWAY, INC.                             INVESTOR


By: ______________________________           ___________________________________
Name: ____________________________           Print Name:________________________
Title: ___________________________